CONSULTANT AGREEMENT

     THIS CONSULTANT SERVICES AGREEMENT ("Agreement") is made effective on the 28th day of March, 2000 by INFE.com, Inc., a Florida corporation (the "Company"), and Marathon Consulting
Services Corporation ("Consultant").

     WHEREAS, the Consultant is in the business of assisting companies in financial advisory, strategic business planning and investor and public relations services designed to make the investing public knowledgeable about the benefits of stock ownership in the company; and

     WHEREAS, the consultant may, during the period of time covered by this agreement, present to the company one or more plans of public and investor relations to utilize other business entities to achieve the company's goals of making the investing public knowledgeable about the benefits of stock ownership in the company.

                         R E C I T A L S:

     The Company wishes to grant the Consultant, and the Consultant wishes to receive, as full compensation for such consultation services to the Company, a total of 50,000 Shares of the common stock of the Company ("Common Stock"), all pursuant to the provisions set forth herein.

     NOW, THEREFORE, in consideration of the sum of twenty ($20.00) Dollars, and other good and valuable consideration, the premises, mutual promises, covenants, terms and conditions herein, the receipt and sufficiency of which are hereby acknowledged by the parties, and the parties to hereby agree as follows:

1. Grant of Shares. The Company hereby grants to the Consultant shares of Common Stock (the "Shares") in the company.

2. Share Delivery. Upon execution of this agreement the Company shall deliver, as soon as practicable, a Certificate representing the Shares as payable, Rule 144 Restricted Stock with "piggy back" rights to an S-8 filing. The Consultant agrees to be bound by the terms and conditions hereof and any Consultant Services Plan filed with the Securities Exchange Commission "SEC" in relation hereto.

3.   Effective Date, Term and termination.

     This agreement shall begin on April 1, 2000 and will continue for 6 months.

4. Compensation. The Consultant is not entitled to receive cash compensation from any party in connection herewith. All Compensation shall be made in the form of "Common Stock" of the Company, as will be listed and the receipt of the shares as referenced herein shall constitute full compensation. The parties agree that the Shares shall be valued at the last trade at the close of business on the day same bears date. The Consultant also acknowledges that his employment with the Company shall be as an "independent contractor" within the meaning of such as defined by the Internal Revenue Code, and consultant further acknowledges that he will be solely responsible for all taxes resulting from his compensation in connection herewith.


          Exhibit 10.12 - Pg. 2


5.   Registration of Exemption.   Notwithstanding anything to the
     contrary contained herein, the Shares may not be issued unless the Shares are registered pursuant to the Securities Act of 1933, as amended ("Act").

6. Company's Rights. The existence of the Shares and/or this Plan shall not affect in any way the rights of INFE.com, Inc. to conduct its normal or any legal business of the Company.

7. Amendments. This Agreement may not be amended unless by the written consent of the Board of the Company and Consultant.

8. Exclusive. The Consultant agrees that he will not engage any outside commitments, which will render him unable to comply fully as anticipated herein with his duties and obligations to INFE.com, Inc.

9. Good Faith and Fair Dealing. The Consultant will use every reasonable precaution to ensure that no material facts, representations or promises are made without reasonable ability of any party to comply with such. Consultant shall at all times use every precaution to ensure that a high level of integrity and security is maintained in carrying out his duties in connection herewith.

10. Hold Harmless. The Consultant agrees to hold the Company harmless for any and all liabilities, direct or indirect, hereafter that may arise from the action(s) or lack thereof, of the Consultant.

11. Governing Law. This Agreement shall be governed entirely by the laws of the State of North Carolina. The sole venue for any action arising hereunder shall be Mecklenburg County, North Carolina. Consultant hereby consents to and waives jurisdiction in any other forum.

12. Binding Effect. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates. This agreement is between Marathon Consulting Corporation and INFE.com and cannot be reassigned, any changes within this contract may be subject to INFE.com board of director approval.

13. Captions. The captions herein are for convenience and shall not control the interpretation of this Agreement.


          Exhibit 10.12 - Pg. 3


14. Cooperation. The parties agree to execute such reasonable necessary documents in order to carry out the intent and purpose of this Agreement as set forth herein.

15. Gender and Number. Unless the context otherwise requires, references in this Agreement in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

16. Severability. In the event anyone or more of the provisions of this Agreement shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Agreement shall be construed as if such unenforceable provision was never contained herein.

17. Entire Agreement. This Agreement supersedes, circumvents and replaces any and all other agreements that may have been reached, and it shall replace such other agreements whether written or oral, in their entirety, except as otherwise provided herein.

18. Multiple Counterparts. This Agreement may be made and executed in multiple counterparts each being considered an Original, and the validity of which may not be contested.

19. Collaboration. The Company has agreed to confidentially make available to the Consultant all "information" necessary to perform the duties set forth herein. Consultant agrees that he will not personal for his own use or benefit allow or cause another to use such information for his personal benefit or that of another.

     NOW WHEREAS in consideration of the foregoing, the parties having read, and understanding the same, or having had the opportunity to seek advice on same, the parties do hereby sign, and affix their seals and agree to be bound by the terms, conditions and provisions hereof, on the day same bears date.

Infe.com, Inc.                     Marathon Consulting Corporation


____________________________       ______/s/Raymond Hutchinson_______
Thomas M. Richfield                Raymond Hutchinson
President and CEO                  President and CEO



          Exhibit 10.12 - Pg. 4


20. Cooperation. The parties agree to execute such reasonable necessary documents in order to carry out the intent and purpose of this Agreement as set forth herein.

21. Gender and Number. Unless the context otherwise requires, references in this Agreement in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

22. Severability. In the event anyone or more of the provisions of this Agreement shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Agreement shall be construed as if such unenforceable provision was never contained herein.

23. Entire Agreement. This Agreement supersedes, circumvents and replaces any and all other agreements that may have been reached, and it shall replace such other agreements whether written or oral, in their entirety, except as otherwise provided herein.

24. Multiple Counterparts. This Agreement may be made and executed in multiple counterparts each being considered an Original, and the validity of which may not be contested.

25. Collaboration. The Company has agreed to confidentially make available to the Consultant all "information" necessary to perform the duties set forth herein. Consultant agrees that he will not personal for his own use or benefit allow or cause another to use such information for his personal benefit or that of another.

     NOW WHEREAS in consideration of the foregoing, the parties having read, and understanding the same, or having had the opportunity to seek advice on same, the parties do hereby sign, and affix their seals and agree to be bound by the terms, conditions and provisions hereof, on the day same bears date.

Infe.com, Inc.                     Marathon Consulting Corporation


__/s/Thomas M. Richfield______     ______________________________
Thomas M. Richfield                Raymond Hutchinson
President and CEO                  President and CEO